                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5269

                              THE BRAZIL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                            New York, New York 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        06/30

Date of reporting period:       06/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

The Brazil Fund, Inc.

Annual Report to Stockholders

June 30, 2005

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.

Investment Objective and Policies

long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment Characteristics

closed-end investment company investing in a broad spectrum of Brazilian industries a vehicle for international diversification through participation in the Brazilian economy

General Information

Executive Offices

The Brazil Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.TheBrazilFund.com

or visit our Direct Link:

www.CEF.Scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton LLP

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — BZF

Contents

Click HerePortfolio Management Review

Click HereOther Information

Click HereInvestment Summary

Click HerePortfolio Summary

Click HereInvestment Portfolio

Click HereFinancial Statements

Click HereFinancial Highlights

Click HereNotes to Financial Statements

Click HereReport of Independent Registered Public Accounting Firm

Click HereTax Information

Click HereDividend Reinvestment and Cash Purchase Plan

Click HereDirectors and Officers

Investments in funds involve risks. The fund focuses its investments in Brazilian issuers thereby increasing its vulnerability to developments in Brazil and its geographic regions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, portfolio managers Paul Rogers and Tara Kenney discuss the market environment, fund performance and their strategy in managing The Brazil Fund, Inc. during the twelve-month period ended June 30, 2005.

Q:  Brazil's stock market rose substantially during the past year. What factors led to this strong performance?

A:  The Brazilian market produced stellar returns for dollar-based investors during the year ended June 30, as rising stock prices were accompanied by a jump in the value of Brazil's currency, the real. The Bovespa Stock Index gained 55.56% in US dollar terms for the period.1 In comparison, the MSCI World Index — an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East — produced a loss of -0.70%, while the MSCI Emerging Markets Index returned 34.89%2.

1The Bovespa Stock Index ($) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange

2The MSCI Emerging Markets Index is an unmanaged index of more than 850 stocks traded in roughly 28 developing markets around the world.

MSCI indices are calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates.

Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The investment backdrop in Brazil was exceptionally favorable during the past year. Economic growth remained robust due not only to the high level of commodity prices, but also the rise in agricultural exports and the continued expansion of the consumer sector. The strength in exports was reflected in the fact that Brazil's April trade surplus exceeded $3.8 billion, a new record in the monthly series. The fiscal account is now in surplus as well. Although higher-than-expected inflation and the threat of rising interest rates briefly cooled investor sentiment during the first quarter, inflation has remained under control and the central bank appears to have stopped raising rates for the time being. On the political front, President Luis Inacio da Silva ("Lula") has retained a high level of popularity even though a recent scandal among high-level officials in the government has created some continuing concerns at the end of the period.

Overall, however, the strong economic backdrop led to a continued improvement in the government's finances and a concurrent decline in the risk premium investors place on Brazilian financial assets. Strong dollar inflows from both investment and trade was a positive for the currency exchange rate as well: one year ago, it required 3.11 reals to purchase one US dollar; but by June 30, 2005, the currency had strengthened to 2.36 reals to one dollar. As a result, the 18% local currency return of the Bovespa Index was substantially higher (56%) for dollar-based investors.

There have also been positive developments within the stock market itself. Regulations implemented on the Novo Mercado of the Bovespa Stock Exchange have emphasized the importance of corporate governance, led to more stringent requirements regarding companies' audit committees and board composition, and required that listed companies have only one class of shares (which helps minority shareholders). This has been an extremely positive development, as most recent initial public offerings (IPOs) have come to market with strong protections for minority shareholders in place. During the past year alone, new companies have listed in a variety of sectors that includes discount airlines, insurance, private sector electric utilities, and consumer-oriented companies such as rental cars, cosmetics, toll roads, and even a retail internet company. The result is a broader, deeper market that is encouraging increased participation among local investors. This represents substantial progress from the beginning of this decade.

Q:  How did the fund perform?

A:  The fund's total return based on net asset value (NAV) was 62.56% for the twelve-month reporting period. The fund's share price, quoted on the NYSE, closed the period at $37.90 per share. This represented a total return (gain in market price plus dividend yield) of 81.83%. We are pleased with the fund's outperformance during the past year, and would also like to note that the fund has outperformed on a longer-term basis as well. The fund's average annual return at NAV during the 10 years ended June 30, 2005 is 13.90%, which compares favorably with the 10.49% return of the Bovespa Stock Index, the fund's benchmark, over the same period.* The average annual return of the fund's NYSE-traded shares for the 10-year period is 12.90%. (Please see page 15 for more complete performance information. Past performance is no guarantee of future results.)

*Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q:  What factors helped and hurt fund performance?

A:  The fund's outperformance was due largely to the strength of our stock selection. Large overweight positions in Banco Itaú Holding Financeira SA and Banco Bradesco SA performed very well, as did Companhia de Bebidas das Americas (Ambev), a beverage-making company. Our underweights in telecommunications stocks helped as that sector was hurt by intense competition in the wireless sector. In the materials sector, we avoided most of the sell off in the steel sector since we had moved to an underweight by the end of the period. However, we remained overweight in the paper and pulp stocks Aracruz Celulos SA and Votorantim Celulose e Papel SA, which hurt the fund. We added further value through stock selection in utilities; specifically, our overweight in Companhia Energetica de Minas Gerais SA (Cemig) in relation to Centrais Eletricas Brasileiras SA (Electrobras).

On the negative side, the fund was hurt by its large position in the retailer Weg SA — a stock that is not represented in the benchmark. Weg generally has underperformed in rising markets, and that proved to be the case again during the past year as the slow growth in Brazil hurt domestic sales, while the strong currency hurt competitiveness in its export markets. We continue to hold the stock because we believe that it is well-positioned to benefit from the improving health of the Brazilian economy. We anticipate that many of the consumer stocks which underperformed during the period will begin to perform better as Brazilian interest rates decline, which we expect to be the case in the latter part of 2005.

Q:  What changes did you make to the portfolio's positioning during the period?

A:  The largest shift we made during the reporting period was to reduce the fund's weighting in steel stocks. Although the group has enjoyed a strong performance, we think revenue growth may be slowing. Stocks we have pared down in order to take profits include Companhia Siderurgica Nacional SA and Gerdau SA. At the same time, we boosted the fund's weighting in consumer and private sector electric utility stocks, where we believe the risk-reward profile is more attractive. As mentioned above, the new issues market has been very active this year and we added to the consumer sector through Natura Cosmeticos SA (cosmetics); GOL-Linhas Aereas Inteligentes SA (discount airlines), Diagnosticos da America SA (diagnostic clinics); Porto Seguro SA (insurance) among others, all of which have performed favorably since their listing. In general, we are more comfortable holding consumer names rather than retaining a large exposure to the materials sector at this point in the cycle. As of the end of the period, the fund's weighting in consumer stocks was 17.4%, well above the 7.6% level in the MSCI Brazil Index.3

3The Morgan Stanley Capital International (MSCI) Brazil Index is an unmanaged, capitalization-weighted measure of Brazil's stock market. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Our participation in many of the IPOs of the past year — as well as the broadening of the Brazilian market to include more small companies — is reflected in the composition of the portfolio. Its weighting in smaller companies — those with market capitalizations under $5 billion — stood at 47% on June 30, compared with 27% for MSCI Brazil. In addition, as all newly listed companies do not enter into the index immediately, the fund was able to capitalize on its participation in these new stocks.

Q:  What is your broad view of the Brazilian economy and stock market as we move into the second half of the year?

A:  We remain optimistic on the outlook for Brazil's economy. The global economic scenario remains relatively benign, and we believe trends toward stable growth and low interest rates should be conducive to a healthy economic situation in Brazil. We are extremely encouraged by the economic changes that are taking place in Brazil, and we believe the country is on a much firmer footing than it has been in the past. Not only are the government's finances much improved, but the economy is now more diverse given the rising importance of the consumer and agricultural sectors. Although the political scandal in the Partidodos Trabalhadores (PT party) may emerge as a larger issue in the months ahead, our view is that it is better to have corruption exposed and dealt with rather than hidden, as was so often the case in the past.

It is important to note that stock prices in Brazil have come a long way in the past year. Valuations have moved closer to what we see as an appropriate level, meaning that the "easy" gains are now likely behind us. We continue to hold a positive view on the Brazilian market, however, as we believe lower interest rates and robust economic growth should lead to continued strong profit growth for Brazilian companies.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., Scudder Global Commodities Stock Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Repurchase Offers and Fee Reduction

On December 15, 2004, the fund's Board of Directors approved a series of measures designed to enhance shareholder value and to maintain the fund's viability:

an offer to repurchase 50% of the fund's outstanding shares in exchange for portfolio securities of the fund;

a program for future repurchase offers; and

a reduction in the fee paid to the fund's manager, Deutsche Investment Management Americas Inc.

On July 28, 2005 the fund commenced the initial tender offer for up to 8,120,644 shares, representing approximately 50% of its issued and outstanding shares of common stock, in exchange for portfolio securities of the fund at a price per share equal to 98% of the net asset value per share as of the day after the day the offer expires. The tender offer will remain open through August 25, 2005, unless extended. The tender offer is being conducted in order to provide shareholders with an alternative source of liquidity for their investment in fund shares and as part of the fund's continuous efforts to provide additional value to shareholders.

The program for future repurchase offers consists of semiannual offers, each to repurchase 10% of the fund's shares then outstanding, at a price of 98% of net asset value on the day after expiration of the offer, in the three calendar years following completion of the initial offer. As with the initial offer, participating holders would be paid in kind, by receiving a pro rata share of the fund's portfolio. Each of these subsequent offers would be made, subject to regulatory approvals, fiduciary and other applicable requirements, if the fund's shares traded on the New York Stock Exchange at an average weekly discount from net asset value greater than 5% during a 13-week measuring period ending the last day of the preceding half-year.

The board also announced a reduction, effective December 1, 2004, in the fees payable to the fund's manager. Previously, the annual management fee had ranged from 1.20% on the first $250 million of net assets to 0.90% of net assets over $500 million. Under the amended advisory agreement, the management fee ranges from 0.60% on the first $250 million of net assets to 0.50% of net assets in excess of $1 billion.

There can be no assurance that the approvals needed for the semiannual repurchase offers will be obtained, or that any action proposed or adopted by the board will reduce or eliminate the discount from net asset value at which the fund's shares trade. The fund's announcement is not an offer to purchase or the solicitation of an offer to sell shares of the fund. The repurchase offers referred to in the fund's announcement will be made only by the offer to purchase and related letter of transmittal. Stockholders should review these documents carefully when they are available, because they will contain important information. These documents will be available to investors for free at the Web site of the Securities and Exchange Commission (www.sec.gov), as well as on the fund's Web site at www.CEF.Scudder.com. An offer to purchase will not be made to, nor will tenders pursuant to the offer to purchase be accepted from or on behalf of, holders of shares in any jurisdiction in which making or accepting the offer to purchase would violate the jurisdiction's laws.

Annual Meeting of Stockholders

The Board announced that the 2005 Annual Meeting of Stockholders of the fund, normally held in October, will be held on December 13, 2005. The later meeting date reflects a decision by the Board to defer action on the Board's nominees for election at the meeting until the results of the tender offer, with the attendant possible changes in the fund's ownership, are known.

Changes in Officers

On July 5, 2005, the Board of Directors elected Paul Schubert as Treasurer, replacing Charles A. Rizzo. Mr. Schubert also serves as the fund's Chief Financial Officer. The Board also elected Carole Coleman as Vice President and Secretary, replacing Bruce A. Rosenblum, and Scott McHugh as Assistant Treasurer, replacing Kevin Gay.

Changes in Directors' Retirement Dates

The fund expects that William H. Luers would continue as a Director until his term expires at the fund's 2005 annual meeting, and that Robert J. Callander, because of his responsibilities as Chairman of the Board, would continue as a Director until his term expires at the fund's 2006 annual meeting. The fund had indicated previously that both Directors were expected to retire in April 2005.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 34. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of The Brazil Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the 12 months ended June 30, 2005, no fund shares were repurchased by the fund pursuant to the share repurchase plan as described above.

Net Asset Value

The fund's NAV is available daily on our Web site at www.TheBrazilFund.com or visit our Direct Link www.CEF.Scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is also published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Certifications

The Fund's chief executive officer has certified to the New York Stock Exchange that, as of August 3, 2004, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's chief executive officer and chief financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

Investment Summaryas of June 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.CEF.Scudder.com for the Fund's most recent performance.

Historical Information as of 6/30/05
	Total Return (%)[d]
	Market Value[a]		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	11.44	—	9.57	—	6.91	—
One Year	81.83	81.83	62.56	62.56	55.56	55.56
Three Year	220.87	47.50	182.00	41.28	167.56	38.70
Five Year	163.58	21.39	99.95	14.86	14.49	2.74
Ten Year	236.40	12.90	267.37[c]	13.90[c]	171.42	10.49
Per Share Information and Returns[a]
Yearly periods ended June 30

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Net Asset Value ($)	26.27	35.71	23.67	17.03	24.01	19.63	15.43	17.91	25.58	40.31
Income Dividends ($)	.30	.61	.56	.79	.30	.42	.53	.27	.63	.78
Capital Gains and Other Distributions ($)	.81	.75	2.32	2.27	—	.50	.19	—	—	.26
Total Return (%)	22.24[c]	43.88[c]	-23.82	-4.31	43.28	-14.01	-17.54	18.37	46.56	62.56

aTotal return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

bThe Bovespa Stock Index ($) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

cTotal returns would have been lower had certain expenses not been reduced.

dReturns less than one year are not annualized.

Portfolio Summaryas of June 30, 2005

Asset Allocation	6/30/05	6/30/04

Equity Securities	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	6/30/05	6/30/04

Materials	24%	29%
Financials	19%	15%
Consumer Staples	17%	17%
Energy	12%	11%
Industrials	12%	13%
Utilities	8%	6%
Telecommunication Services	6%	8%
Consumer Discretionary	1%	1%
Health Care	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2005 (65.6% of Net Assets)
1.Banco Itaú Holding Financeira SA Provider of banking services	12.6%
2.Petróleo Brasileiro SA Producer and distributor of petroleum	12.0%
3.Companhia de Bebidas das Americas SA Produces beer, soft drinks, teas, mineral water, fruit juices and sports drinks	7.9%
4.Companhia Vale do Rio Doce SA Produces and sells iron ore and other mining materials	7.9%
5.Weg SA Manufactures and distributes industrial machinery	6.8%
6.Banco Bradesco SA Provider of commercial banking services	4.9%
7.Companhia Energetica de Minas Gerais SA Generates and transmits and distributes electricity	4.1%
8.Souza Cruz SA Produces and sells cigarettes and other tobacco products	3.2%
9.Gerdau SA Produces and manufactures steel	3.2%
10.Sadia SA Producer of frozen and refrigerated processed foods	3.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Please see the General Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolioas of June 30, 2005

	Shares	Value ($)

Equity Securities 96.1%
Consumer Discretionary 0.8%
Textiles, Apparel & Luxury Goods
Grendene SA	79,600	554,302
Sao Paulo Alpargatas SA (Preferred)	325,796	4,882,057
		5,436,359
Consumer Staples 16.4%
Beverages 7.9%
Companhia de Bebidas das Americas	28,841,593	7,411,116
Companhia de Bebidas das Americas (Preferred)	144,207,965	44,250,538
		51,661,654
Food & Staples Retailing 1.7%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (Preferred)	540,916,400	10,853,076
Food Products 3.0%
Sadia SA (Preferred)	10,198,045	19,871,993
Personal Products 0.6%
Natura Cosmeticos SA	119,600	3,835,908
Tobacco 3.2%
Souza Cruz SA (Voting)	1,735,943	21,262,514
Energy 12.0%
Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA (Preferred)	1,711,658	78,655,633
Financials 18.0%
Banks 17.5%
Banco Bradesco SA (Preferred)	902,629	32,185,392
Banco Itaú Holding Financeira SA (Preferred)	444,049	82,153,819
		114,339,211
Insurance 0.5%
Porto Seguro SA	372,100	3,346,510
Health Care 0.6%
Health Care Equipment & Supplies
Diagnosticos da America SA*	278,500	3,792,848
Industrials 11.8%
Aerospace & Defense 1.9%
Empresa Brasileira de Aeronautica SA (Preferred)	1,498,932	12,325,265
Airlines 0.9%
GOL-Linhas Aereas Inteligentes SA (Preferred)	277,184	4,131,051
Tam SA (Preferred)*	259,500	1,867,066
		5,998,117
Electrical Equipment 6.8%
Weg SA (Preferred)	14,356,500	44,821,792
Road & Rail 1.0%
All America Latina Logistica***	218,900	6,514,502
Transportation Infrastructure 1.2%
Companhia de Concessoes Rodoviarias	324,000	7,615,041
Materials 23.2%
Chemicals 0.4%
Braskem SA "A" (Preferred)	302,554	2,533,161
Metals & Mining 17.0%
Caemi Mineracao e Metalurgica SA (Voting)	14,490,500	13,652,720
Companhia Siderurgica Nacional SA (Voting)	1,205,800	19,571,657
Companhia Vale do Rio Doce "A" (Preferred)**	2,030,812	51,609,586
Companhia Vale do Rio Doce (Preferred)*	922,104	19,232
Gerdau SA (Preferred)	2,189,040	21,187,282
Usinas Siderurgicas de Minas Gerais SA "A" (Preferred)	325,600	5,312,788
		111,353,265
Paper & Forest Products 5.8%
Aracruz Celulos SA "B" (Preferred)	5,109,599	17,724,947
Klabin SA (Preferred)	1,364,000	2,359,983
Votorantim Celulose e Papel SA (Preferred)	1,434,500	17,631,756
		37,716,686
Telecommunication Services 6.0%
Diversified Telecommunication Services 2.9%
Brasil Telecom Participacoes SA (Preferred)	1,184,456,600	8,496,637
Brasil Telecom SA (Preferred)	1,143,634,125	4,940,995
Telemar Norte Leste SA "A" (Preferred)	219,434	5,300,247
		18,737,879
Wireless Telecommunication Services 3.1%
Tele Centro Oeste Celular Participacoes SA (Preferred)	351,681	3,479,160
Tele Norte Leste Participacoes SA	49	1,133
Tele Norte Leste Participacoes SA (Preferred)	848,205	14,130,696
Telesp Celular Participacoes SA (Preferred)*	711,474	3,028,716
		20,639,705
Utilities 7.3%
Electric Utilities 5.8%
AES Tiete SA "A" (Preferred)	147,460,000	2,652,385
Centrais Eletricas Brasileiras SA "B" (Preferred)	380,000,000	4,929,422
Companhia Energetica de Minas Gerais SA (Preferred)	842,171,369	26,834,069
Companhia Paranaense de Energia-Copel "B" (Preferred)	645,166,700	3,680,351
		38,096,227
Multi-Utilities & Unregulated Power 0.5%
Ultrapar Participacoes SA (Preferred)	199,810,200	3,511,012
Water Utilities 1.0%
Companhia Saneamento Basico do Sao Paulo SA (Voting)	106,400,000	6,447,339
Total Equity Securities (Cost $191,076,184)		629,365,697

Rights 0.0%
Telecommunication Services
Wireless Telecommunication Services
Tele Centro Oeste Celular Participacoes SA*	8,479	9,224
Telesp Celular Participacoes SA*	32,930	23,410
Total Rights (Cost $36,293)		32,634

Cash Equivalents 2.3%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $15,027,665)	15,027,665	15,027,665
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $206,140,142) (a)	98.4	644,425,996
Other Assets and Liabilities, Net	1.6	10,223,287
Net Assets	100.0	654,649,283

*Non-income producing security.

**These shares have limited voting rights.

***Units representing four preferred shares and one common share.

(a)The cost for federal income tax purposes was $206,942,356. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $437,483,640. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $450,709,897 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,226,257.

(b)Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005
Assets
Investments: Investments in securities, at value (cost $191,112,477)	$629,398,331
Investment in Scudder Cash Management QP Trust, at value (cost $15,027,665)	15,027,665
Total investments in securities, at value (cost $206,140,142)	644,425,996
Brazilian real, at value (cost $7,795,170)	8,058,794
Dividends receivable	3,122,061
Interest receivable	39,129
Other assets	12,438
Total assets	655,658,418
Liabilities
Accrued management fee	260,022
Other accrued expenses and payables	749,113
Total liabilities	1,009,135
Net assets, at value	$654,649,283
Net Assets
Net assets consist of: Undistributed net investment income	15,459,642
Net unrealized appreciation (depreciation) on: Investments	438,285,854
Brazilian real related transactions	600,656
Accumulated net realized gain (loss)	14,691,535
Cost of 195,700 shares held in treasury	(3,033,037)
Paid-in capital	188,644,633
Net assets, at value	$654,649,283
Net Asset Value per share ($654,649,283 ÷ 16,241,288 shares of common stock issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$40.31

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,349,361)	$26,398,220
Interest — Scudder Cash Management QP Trust	182,146
Total Income	26,580,366
Expenses: Management fee	4,198,005
Administrator's Fee	50,000
Services to shareholders	40,755
Custodian and accounting fees	1,421,882
Auditing	75,852
Legal	626,903
Directors' fees and expenses	134,748
Reports to shareholders and annual meeting	407,108
NYSE listing fee	21,917
Other	116,973
Total expenses, before expense reductions	7,094,143
Expense reductions	(4,063)
Total expenses, after expense reductions	7,090,080
Net investment income (loss)	19,490,286
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	21,439,455
Brazilian real related transactions (net of CPMF tax of $178,962)	2,342,873
23,782,328
Net unrealized appreciation (depreciation) during the period on: Investments	212,169,948
Brazilian real related transactions	656,456
212,826,404
Net gain (loss) on investment transactions	236,608,732
Net increase (decrease) in net assets resulting from operations	$256,099,018

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended June 30,
	2005	2004
Operations: Net investment income (loss)	$19,490,286	$11,980,165
Net realized gain (loss) on investment transactions	23,782,328	3,229,189
Net unrealized appreciation (depreciation) during the period on investment transactions	212,826,404	119,608,900
Net increase (decrease) in net assets resulting from operations	256,099,018	134,818,254
Distributions to shareholders from: Net investment income	(12,668,204)	(10,232,011)
From net realized gains	(4,222,735)	—
Fund share transactions: Cost of shares repurchased	—	(1,696,069)
Increase (decrease) in net assets	239,208,079	122,890,174
Net assets at beginning of period	415,441,204	292,551,030
Net assets at end of period (including undistributed net investment income of $15,459,642 and $6,294,688, respectively)	$654,649,283	$415,441,204
Other Information
Shares outstanding at beginning of period	16,241,288	16,337,688
Shares repurchased	—	(96,400)
Shares outstanding at end of period	16,241,288	16,241,288

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2005	2004	2003	2002	2001
Per Share Operating Performance
Net asset value, beginning of period	$25.58	$17.91	$15.43	$19.63	$24.01
Income (loss) from investment operations:
Net investment income (loss)[a]	1.20	.74	.50	.54	.67
Net realized and unrealized gain (loss) on investment transactions	14.57	7.54	2.23	(4.02)	(4.13)
Total from investment operations	15.77	8.28	2.73	(3.48)	(3.46)
Less distributions from: Net investment income	(.78)	(.63)	(.27)	(.53)	(.42)
Net realized gains on investment transactions	(.26)	—	—	(.19)	(.50)
Total distributions	(1.04)	(.63)	(.27)	(.72)	(.92)
NAV accretion resulting from repurchase of shares at value	—	.02	.02	—	—
Net asset value, end of period	$40.31	$25.58	$17.91	$15.43	$19.63
Market value, end of period	$37.90	$21.51	$14.95	$12.75	$15.15
Total Return
Based on net asset value (%)[b]	62.56	46.56	18.37	(17.54)	(14.01)
Based on market value (%)[b]	81.83	47.50	19.64	(11.67)	(7.00)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	655	415	293	254	323
Ratio of expenses (%)	1.28	1.56	1.65	1.52	1.44
Ratio of net investment income (loss) (%)	3.54	3.05	3.60	3.04	3.03
Portfolio turnover rate (%)	5	4	5	3	8

aBased on average shares outstanding during the period.

bTotal return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value Brazilian equity securities in order to adjust for events which may occur between the close of the Brazilian exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At June 30, 2005, the exchange rate for the Brazilian real was 2.36 reals to 1 US dollar.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended June 30, 2005, the Fund utilized $1,723,000 of capital loss carryforwards.

Presently, the Fund is subject to a nonrecoverable withholding tax of 15% on certain dividends earned by the Fund from Brazilian issuers.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$15,459,642
Undistributed net long-term capital gains	$15,493,749
Unrealized appreciation (depreciation) on investments	$437,483,640

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2005	2004
Distributions from ordinary income*	$12,668,204	$10,232,011
Distributions from long-term capital gains	$4,222,735	$—

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $25,923,690 and $30,149,952, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement through November 30, 2004 was equal to an annual rate of 1.20% of the first $150,000,000 of the Fund's average weekly net assets, 1.05% of the next $150,000,000 of such net assets, 1.00% of the next $200,000,000 of such net assets and 0.90% of such net assets in excess of $500,000,000. Effective December 1, 2004, the Management Agreement was amended. Under the amended Management Agreement, the management fee is equal to 0.60% of the first $250,000,000 of the Fund's average weekly net assets, 0.575% of the next $250,000,000 of such net assets, 0.55% of the next $250,000,000 of such net assets, 0.525% of the next $250,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000. Accordingly, for the year ended June 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.76% of the Fund's average weekly net assets.

The Fund and the Manager have an Administration Agreement with BankBoston Banco Multiplo S.A. ("BankBoston Banco"), the Fund's sub-custodian bank, pursuant to which BankBoston Banco acts as the Fund's Brazilian Administrator. The Fund has agreed to pay BankBoston Banco, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out-of-pocket expenses. For the year ended June 30, 2005, the Administrator's fee amounted to $50,000, of which $12,500 is unpaid.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2005, the amount charged to the Fund by SISC aggregated $16,200, of which $4,050 is unpaid.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the year ended June 30, 2005, the amount charged to the Fund by SSC aggregated $15,000, of which $5,000 is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended June 30, 2005, the amount charged to the Fund by SFAC aggregated $270,620, of which $24,629 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Brazil

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its prior authorization, the Fund could also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for US federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes and in connection with the termination of the Fund (provided that the Fund's dissolution had been approved by shareholders of at least two-thirds of the Fund's outstanding shares). The Fund has recently obtained a general authorization from the Brazilian Securities Commission that allows repatriation of capital without restrictions, provided that the rules applicable to the Fund in the U.S. are duly complied with. Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable US tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Ownership of the Fund

At June 30, 2005, The President and Fellows of Harvard College held approximately 22% of the outstanding shares of the Fund.

F. Expense Reductions

For the year ended June 30, 2005, the Manager agreed to reimburse the Fund $4,063, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

G. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5.0 percent of its net assets under the agreement.

H. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share. The Fund did not repurchase shares during the year ended June 30, 2005. During the year ended June 30, 2004, the Fund purchased 96,400 shares of common stock on the open market at a total cost of $1,696,069. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchases, was 15.7%. These shares are held in treasury.

I. Repurchase Offers

In accordance with the Fund's Board of Directors approval on December 15, 2004, of an offer to repurchase 50% of the Fund's outstanding shares, on July 28, 2005, the Fund commenced a tender offer for up to 8,120,644 of its shares, representing approximately 50% of its issued and outstanding shares of common stock, in exchange for portfolio securities of the Fund at a price per share equal to 98% on the net asset value per share as of the day after the offer expires. Shareholders exchanging their shares in the offer will receive a pro rata share of the Fund's portfolio. The tender offer will remain open through August 25, 2005, unless extended. The tender offer is being conducted in order to provide shareholders with an alternative source of liquidity for their investment in Fund shares and as part of the Fund's continuous efforts to provide additional value to shareholders.

The program for future repurchase offers consists of semiannual offers, each to repurchase 10% of the Fund's shares then outstanding, at a price of 98% of net asset value on the day after expiration of the offer, in the three calendar years following completion of the initial offer. As with the initial offer, participating holders would be paid in kind, by receiving a pro rata share of the Fund's portfolio. Each of these subsequent offers would be made, subject to regulatory approvals, fiduciary and other applicable requirements, if the Fund's shares traded on the New York Stock Exchange at an average weekly discount from net asset value greater than 5% during a 13-week measuring period ending the last day of the preceding half-year.

There can be no assurance that the approvals needed for the semiannual repurchase offers will be obtained, or that any action proposed or adopted by the Directors will reduce or eliminate the discount from net asset value at which the Fund's shares trade.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at June 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005, by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts August 18, 2005	PricewaterhouseCoopers LLP

Tax Information(Unaudited)

The Fund paid distributions of $0.26 per share from net long-term capital gains during the year ended June 30, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $21,688,000 as capital gain dividends for its year ended June 30, 2005, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $2,349,361 and earned $22,229,970 of foreign source income during the year ended June 30, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.15 per share as foreign taxes paid and $1.37 per share as income earned from foreign sources for the year ended June 30, 2005.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Directors and Officers

The following table presents certain information regarding the Directors and Officers for The Brazil Fund, Inc. as of June 30, 2005. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Each of the Directors, except for Susan Kaufman Purcell, also serves on the Boards of Scudder New Asia Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder Global Commodities Stock Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management. In addition to this fund, Susan Kaufman Purcell serves on the Boards of Scudder New Asia Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder Global Commodities Stock Fund, Inc.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander (74) Chairman 2004-present Director 1996-present	Retired Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service); Member, Council on Foreign Relations	5
Kenneth C. Froewiss (59) Director 2000-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies (2002-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	5
William H. Luers (76) Director 2001-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	5
Ronaldo A. da Frota Nogueira (67) Director 2000-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA)	5
Susan Kaufman Purcell (63) Director 2004-present	Director of Center for Hemispheric Policy, University of Miami (March 2005-present). Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations; Member, Advisory Board, Mexico Institute of the Woodrow Wilson International Center for Scholars. Formerly, Vice President, Americas Society (January 1989-March 2005). Formerly, Vice President, Council of the Americas (1994-March 2005).	4
Kesop Yun (60) Director 1984-1988, 1994-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	5
Interested Director and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito[1,2] (49) Vice Chairman and Director 2004-present	Managing Director, DeAM (since 2003); Vice President of Central European Equity Fund, Inc. (since 2003); Vice President of The Germany Fund, Inc. (since 2003); Vice President of The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)	5
Julian F. Sluyters[2] (45) President and Chief Executive Officer 2004-present

Managing Director, DeAM (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); Chief Executive Officer of the Scudder Funds (203 funds); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998), UBS Global Asset Management

n/a
Paul H. Schubert[2] (42) Chief Financial Officer since 2004 Treasurer since July 2005

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

n/a
Carole Coleman[2,4] (35) Vice President and Secretary 2005-present

Director of Deutsche Asset Management (2005-present); Associate General Counsel of Fred Alger & Company, Inc. (April 2002-June 2005). Associate Attorney, Charpie & Associates (October 1995-March 2002).

n/a
Tara C. Kenney[3] (44) Vice President 2000-present	Managing Director of Deutsche Asset Management	n/a
Paul H. Rogers[3] (49) Vice President 1998-present	Managing Director of Deutsche Asset Management	n/a
Scott M. McHugh[3,4] (33) Assistant Treasurer since 2005	Director of Deutsche Asset Management.	n/a
Kathleen Sullivan D'Eramo[3] (46) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
John Millette[3] (41) Assistant Secretary 1999-present	Director of Deutsche Asset Management	n/a
Caroline Pearson[3] (42) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

2Address: 345 Park Avenue, New York, New York

3Address: Two International Place, Boston, Massachusetts

4Elected July 6, 2005

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, June 30, 2005, The Brazil Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal
Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that the Fund has at least one
"audit committee financial expert" serving on its audit committee: Mr. Robert
J.Callander, Mr. Kenneth C. Froewiss, and Mr. Kesop Yun. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the
Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                                 THE BRAZIL FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years.  For engagements  with PWC entered into on or after May 6, 2003, the Audit Committee  approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit       Audit-Related       Tax Fees        All  Other
   Ended      Fees Billed     Fees Billed        Billed to      Fees Billed
 June 30,       to Fund         to Fund            Fund           to Fund
--------------------------------------------------------------------------------
2005           $62,000            $225           $22,200             $0
--------------------------------------------------------------------------------
2004           $99,000            $185           $13,100             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional  services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
              Audit-Related            Tax Fees             All Other
Fiscal         Fees Billed to          Billed to           Fees Billed
 Year          Adviser and            Adviser and         to Adviser and
 Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
June 30,     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005              $264,200                 $0                    $0
--------------------------------------------------------------------------------
2004              $807,051                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                             Non-Audit
                            Fees billed
                             to Adviser
                                and
                             Affiliated
                            Fund Service             Total
                             Providers             Non-Audit
                            (engagements          Fees billed
                              related             to Adviser
              Total        directly to the      and Affiliated
            Non-Audit      operations and        Fund Service
Fiscal        Fees            financial           Providers
 Year        Billed          reporting            (all other         Total of
 Ended       to Fund        of the Fund)         engagements)        (A), (B)
June 30,       (A)               (B)                  (C)             and (C)
--------------------------------------------------------------------------------
2005        $22,200             $0                $89,635            $111,835
--------------------------------------------------------------------------------
2004        $13,100             $0              $1,722,293         $1,735,393
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Robert J. Callander,
Ronaldo A. da Frota Nogueira, Kenneth C. Froewiss (Chairman), William H. Luers,
Susan Kaufman Purcell, Kesop Yun.

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the
Fund's best economic interests. The advisor has adopted its own Proxy Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various proposals, such as:

o        Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o        Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

o        Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Brazil Fund

Item 9 of Form N-CSR - Repurchase Disclosure

--------------------------------------------------------------------------------

                                                        (c)           (d)
                                                        Total         Maximum
                                                        Number of     Number of
                                                        Shares        Shares
                               (a)          (b)         Purchased     that May
                               Total        Average     as Part of    Yet Be
                               Number       Price       Publicly      Purchased
                               of           Paid        Announced     Under the
                               Shares       per         Plans or      Plans or
Period                         Purchased    Share       Programs      Programs
--------------------------------------------------------------------------------

July 1 through July 31, 2004       0          $0.0        n/a            n/a
August 1 through August 31         0          $0.0        n/a            n/a
September 1 through September 30   0          $0.0        n/a            n/a
October 1 through October 31       0          $0.0        n/a            n/a
November 1 through November 30     0          $0.0        n/a            n/a
December 1 through December 31     0          $0.0        n/a            n/a
January 1 through January 31       0          $0.0        n/a            n/a
February 1 through February 28     0          $0.0        n/a            n/a
March 1 through March 31           0          $0.0        n/a            n/a
April 1 through April 30           0          $0.0        n/a            n/a
May 1 through May 31               0          $0.0        n/a            n/a
June 1 through June 30             0          $0.0        n/a            n/a

--------------------------------------------------------------------------------
Total                              0          $0.0        n/a            n/a
--------------------------------------------------------------------------------

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund at 345 Park
Avenue New York, NY 10154

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Brazil Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Brazil Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 23, 2005